UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 3, 2022
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Cricut, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40257	87-0282025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
10855 South River Front Parkway
South Jordan, Utah 84095
(Address of principal executive offices, including zip code)
(385) 351-0633
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CRCT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K of Cricut, Inc. (the “Company”) filed on January 5, 2022 (the “Original 8-K”), regarding the appointment of Kimball Shill as the Company’s Chief Financial Officer. The Amendment updates certain disclosures in the Original 8-K to provide information relating to Mr. Shill’s compensation, which was determined after the filing of the Original 8-K. The disclosure contained in Item 5.02 of the Original 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Chief Financial Officer Compensation
As previously disclosed on January 5, 2022, the Company appointed Kimball Shill, its former Executive Vice President of Operations, as Chief Financial Officer effective April 1, 2022.
On March 30, 2022, the compensation committee of the Company’s board of directors approved certain changes to Mr. Shill’s compensation in connection with his service as Chief Financial Officer. Effective as of April 1, 2022, Mr. Shill will receive an annual base salary of $300,000 per year and his target annual bonus opportunity will be equal to 50% of his base salary, subject to the terms of the Company’s Executive Incentive Compensation Plan.
In addition, Mr. Shill was designated as a participant in the Company’s Executive Change in Control and Severance Plan, a copy of which has been filed as Exhibit 10.23 to the Company’s Registration Statement on Form S-1 (File No. 333-253134), filed with the Securities and Exchange Commission on March 16, 2021 (the “Registration Statement”). Mr. Shill will participate in the Executive Change in Control and Severance Plan on the same terms and conditions as the Company’s other named executive officers. The terms and conditions of the Executive Change in Control and Severance Plan are described in the Registration Statement under the caption “Executive Change in Control and Severance Plan.”
In connection with his appointment, Mr. Shill has also received a grant of 100,000 restricted stock units (“RSUs”), which is scheduled to vest in four equal annual installments beginning on May 15, 2023, provided Mr. Shill remains a service provider of the Company through the applicable annual vesting date.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cricut, Inc.

Date:	April 5, 2022	/s/ Kimball C. Shill
Kimball C. Shill
Chief Financial Officer